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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                              ____________________
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):    August 28, 2002
                                                      ----------------------
                             American Wagering, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

     Nevada                        000-20685                 88-0344658
----------------                  -----------              --------------
(State or other jurisdiction     (Commission               (I.R.S. Employer
of  incorporation)                File  Number)            Identification No.)

   675  Grier  Drive,  Las Vegas, Nevada                          89119
----------------------------------------                    --------------------
(Address  of  principal  executive  offices)                   (Zip  Code)


      Registrant's telephone number, including area code:    (702) 735-5529
                                                           ----------------



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Item  1.     Changes  In  Control  Of  Registrant

None

Item  2.     Acquisition  Or  Disposition  Of  Assets

None

Item  3.     Bankruptcy  Or  Receivership

None

Item  4.     Changes  In  Registrant's  Certifying  Accountant

None

Item  5.  Other  Events

On October 9, 2001, Willow International Ventures Corporation ("Willow") filed a Declaratory Judgment Action against American Wagering, Inc. (the "Registrant") claiming, among other things: (1) The Registrant's federally trademarked name "Mega$ports" (used in the United States and Australia) is invalid; (2) Willow's ownership of the Internet domain "www.megasports.com"; (3) Public confusion regarding the similarity of names; (4) Unfair competitive practices by the Registrant; (5) False and misleading use of the trademark "Mega$ports" by the Registrant; (6) Violation of the Lanham Act by the Registrant; and (7) Damages in excess of $75,000 (the exact amount to be determined at trial). The
Registrant subsequently filed a counterclaim against Willow claiming the Registrant's prior use of the "Mega$ports" trademark and alleging numerous claims to the trademarks.

On August 28, 2002, the Registrant and Willow entered into a Settlement Agreement to resolve Willow's lawsuit and the Registrant's counterclaims. The Settlement Agreement is attached to this filing and incorporated herein by this reference.

The  Settlement  Agreement  provides  in  part  that:

1. Subject to the Registrant's rights within Australia, the Registrant will assign to Willow all of the Registrant's right, title and interest in and to the disputed MegaSports trademarks.

2. The Registrant, or Registrant's affiliates, assigns or licensees, will retain all right, title and interest presently held in: (i) the domain name megasports.com.au; (ii) all intellectual property right, title and interest in and to the intangible assets, if any, emanating from, with respect to, relating to or arising from this domain name; and (iii) the disputed MegaSports trademarks to the extent such trademarks are used in association with the provision of wagering services by Australian-based or Australian-connected operations.

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3.   The  Registrant,  or Registrant's affiliates, assigns or licensees, will be unconditionally entitled to use the megasports.com.au domain name and trademarks in connection with the provision of wagering services within Australia.

4. The Registrant will change the name of Mega$ports, Inc. (a Nevada corporation) to a name that is not identical, or confusingly similar to, the trademarks. Such changed name shall not include the term "Megasports". In anticipation of this settlement, the Registrant officially changed the name of Mega$ports, Inc. to Contest Sports Systems, Inc. on July 22, 2002.

5. The Registrant granted to Willow an exclusive license to use the Australian trademarks in Australia in association with products or services in any industry other than the business of providing wagering services.

6. Willow will not directly or indirectly oppose, seek to cancel or otherwise interfere with the Registrant's, or Registrant's affiliates, assigns or licensees, use, application or registration of the megasports.com.au domain name and trademarks within Australia in association with the provision of wagering services.

7. The Registrant, or Registrant's affiliates, assigns or licensees, will not directly or indirectly oppose, seek to cancel or otherwise interfere with Willow's use, application or registration of the megasports.com domain name and trademarks in the rest of the world other than Australia.

Pursuant to this settlement, the parties have agreed to dismiss their respective lawsuits with prejudice and without assessing costs to the other party.

Based upon the nature of the settlement, the previous closure of the Mega$ports U.S. operation and the previous divestiture of the Mega$ports Australian operation, the outcome of this settlement does not have a material effect on the Registrant's financial position, results of operations or cash flows.

Item  6.     Resignations  Of  Directors  And  Executive  Officers

None

Item  7.     Financial  Statements  &  Exhibits

(a)          Financial  statements

None

(b)  Exhibits.

Exhibit  10.1:     Settlement  Agreement

Item  8.     Change  In  Fiscal  Year

None

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on form 8K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:
      September 3,  2002

                         AMERICAN  WAGERING,  INC.

                         By:  /s/ Timothy F. Lockinger
                         ------------------------------
                         Name:  Timothy F. Lockinger
                         Title:  Chief  Financial  Officer
                         Principal  Accounting  Officer


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